Exhibit 10.1

LIQUIDMETAL TECHNOLOGIES, INC.

SUBSCRIPTION AGREEMENT

Gentlemen:

1.                                       Subscription.

(a)          Subject to the conditions set forth in this Subscription Agreement (this “Agreement”), the undersigned, intending to be legally bound, hereby irrevocably subscribes to purchase from Liquidmetal Technologies, Inc., a Delaware corporation (the “Company”), a Subordinated Promissory Note in the principal amount of Two Million Dollars ($2,000,000) (the “Note”), in substantially the form attached hereto as Exhibit A.  For purposes of this Agreement, the Note and any shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) which may be issued to the undersigned by the Company as payment for the principal and/or interest due under the terms of the Note (the “Repayment Shares”) are collectively referred to as the “Securities.”  This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Agreement.

(b)         The purchase price for the Note shall be made payable to the Company and should be delivered, together with two executed and properly completed copies of this Agreement, to the Company.

(c)          The undersigned may not withdraw this subscription or any amount paid pursuant thereto.  The undersigned understands that his or her purchase of the Note is contingent upon the acceptance in writing of this Agreement by the Company.  The Company reserves the right, in its sole and absolute discretion, to withdraw, cancel, modify, or reject any subscription, in whole or in part, for any reason.

2.                                       Representations, Warranties and Covenants of the Subscriber. The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

(a)          The undersigned is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).  Specifically: [PLEASE RESPOND BELOW AS APPROPRIATE]

If the subscriber is an INDIVIDUAL, please answer the following questions:

(1)                                 Did your individual annual income during each of the two most recent years exceed $200,000 and do you expect your annual income during the current year to exceed $200,000?

Yes ☐          No ☐

(2)                                  If you are married, did your joint annual income with your spouse during each of the two most recent years exceed $300,000 and do you expect your joint annual income with your spouse during the current year to exceed $300,000?

Yes ☐          No ☐

(3)                                 Does your individual or joint (together with your spouse) net worth (including your home, home furnishings and automobile) exceed $1,000,000?

Yes ☐          No ☐

IF THE ANSWERS TO ALL OF THE IMMEDIATELY PRECEDING QUESTIONS ARE “NO,” THE SUBSCRIBER DOES NOT MEET THE REQUISITE FINANCIAL SOPHISTICATION STANDARDS AND WILL NOT BE ACCEPTED AS A PURCHASER OF THE NOTE.

If the subscriber is a CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP, or TRUST please answer the following questions:

(4)                                  Was the corporation, limited liability company, partnership or trust formed for the specific purpose of investing in the Company?

Yes ☐          No ☐

(5)                                  Does the corporation, limited liability company, partnership or trust have total assets in excess of $5,000,000?

Yes ☐          No ☐

If the answer to question (4) is “Yes” or the answer to question (5) is “No,” please answer the following questions:

(6)                                 Please list the names of each shareholder in the corporation, each member in the limited liability company, each partner in the partnership, and in the case of a revocable trust, each grantor of the trust:

(7)                                  Does each person listed in response to question (6) either (i) have an individual annual income in excess of $200,000 in each of the two most recent years and expect to have an annual income in excess of $200,000 during the current year, (ii) if married, have a joint annual income with his/her spouse in excess of $300,000 in each of the two most recent years and expect to have an annual income in excess of $300,000 during the current year, or (iii) have an individual or joint (together with his/her spouse) net worth (including home, home furnishings and automobiles) in excess of $1,000,000?

Yes ☐          No ☐

IF THE ANSWER TO QUESTION 7 IS “NO,” THE SUBSCRIBER DOES NOT SATISFY THE INVESTOR SUITABILITY REQUIREMENTS FOR THIS OFFERING AND WILL NOT BE ACCEPTED AS A PURCHASER OF THE NOTE.  IN THE CASE OF A TRUST THAT IS NOT A REVOCABLE TRUST, IF THE ANSWER TO QUESTION 4 IS “YES” OR THE ANSWER TO QUESTION 5 IS “NO”, THE SUBSCRIBER DOES NOT SATISFY THE INVESTOR SUITABILITY REQUIREMENTS FOR THIS OFFERING AND WILL NOT BE ACCEPTED AS A PURCHASER OF THE NOTE.

(b)         The undersigned has a fundamental understanding of the Company’s business.

(c)          The undersigned has had access to and has received all materials that have been requested by the undersigned and has had a reasonable opportunity to ask questions of the Company and its representatives.  The Company has answered all inquiries that the undersigned or the undersigned’s representatives have asked the Company. The undersigned has taken all the steps necessary to evaluate the merits and risks of an investment in the Securities.

(d)         The undersigned has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction, and the undersigned’s investment in the Company is not material when compared to the undersigned’s total financial capacity.

(e)          The undersigned understands that there are significant risks incident to an investment in the Company as proposed herein, and the undersigned can afford to bear such risks, including, without limitation, the risk of losing the entire investment.

(f)            The undersigned understands and acknowledges that no market for the Notes currently exists and none may develop in the future and that the undersigned may find it impossible to liquidate the investment.

(g)                                 The undersigned understands that the Securities have not been registered under the Securities Act, that the Securities will be issued on the basis of the exemption provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder and under exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Company’s reliance thereon is based in part upon the representations made by the undersigned in this Agreement.

(h)                                 The undersigned acknowledges that the undersigned is familiar with the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Securities.  In particular, the undersigned agrees that the Company shall not be required to give any effect to a sale, assignment or transfer of the Securities, unless (i) the sale, assignment or transfer of the Securities is registered under the Securities Act, it being understood that the Securities are not currently registered for sale and that the Company has no obligation or intention to so register the Securities, or (ii) such Securities are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, it being understood that Rule 144 is not available at the present time for the sale of the Securities, or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act. The undersigned further understands that an opinion of counsel and other documents may be required to transfer the Securities.

(i)             If the undersigned is an individual, the undersigned is a bona-fide resident of the state set forth in the address provided on the undersigned’s signature page to this Agreement.

(j)             If the undersigned is a partnership, trust, corporation or other entity: (A) it has made other investments or engaged in other substantial business activities prior to receiving an opportunity to purchase the Securities; (B) it was not organized for the purpose of acquiring the Securities; (C) the person executing on behalf of the partnership, trust, corporation or other entity has the full power and authority to execute and comply with the terms of this Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf; (D) its principal place of business and principal office are located in the state set forth in its address below; and (E) the investment in the Securities has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

(k)          The undersigned will acquire the Securities for the undersigned’s own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

(l)             The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Note.  The information stated herein is true and complete as of the date hereof and will be true and complete as of the date on which the Company shall sell the Note to the undersigned.  If, prior to the final consummation of the offer and sale of the Note, there should be any change in such information or any of such information becomes incorrect or incomplete, the undersigned agrees to notify and supply promptly corrective information to the Company.

3.                                       Representations and Warranties of the Company.  The Company hereby represents and warrants to the undersigned that:

(a)                                  Organization and Qualification.  The Company and its “Subsidiaries” (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are corporations or other legal entities duly organized and validly existing in good standing under the laws of the jurisdictions in which they are organized, as set forth in the disclosure schedule attached hereto (the “Disclosure Schedule”), and have the requisite power and authorization to own their properties and to carry on their business as now being conducted.  The Company and each Subsidiary is duly qualified as a foreign corporation or other legal entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, as set forth in the Disclosure Schedule, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.  The Company has no Subsidiaries except as set forth in the Disclosure Schedule or in the SEC Documents (as defined below).

(b)                                 Authorization; Enforcement; Validity.  The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Note (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof.  The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Note and the reservation for issuance and the issuance of the Repayment Shares, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders.  This Agreement and the Note have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies, and except that any rights to indemnity or contribution under the Transaction Documents may be limited by federal and state securities laws and public policy considerations.

(c)                                  Issuance of Securities.  The Note is duly authorized and, upon issuance in accordance with the terms hereof, shall be free from all taxes, liens and charges with respect to the issue thereof.  A number of shares of Common Stock of the Company equal to the number Repayment Shares issuable under the terms of the Note will be duly authorized and reserved for issuance.  Upon issuance in accordance with the terms of the Note, such shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holder being entitled to all rights accorded to a holder of Common Stock.  Assuming the accuracy of each of the representations and warranties of the undersigned contained in Section 2 of this Agreement, the issuance by the Company of the Securities is exempt from the registration requirements of Section 5 of the Securities Act.

(d)                                 No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Note and the reservation for issuance and issuance of the Repayment Shares) will not (i) result in a violation of the certificate of incorporation, any certificate of designations, preferences and rights of any outstanding series of preferred stock or the bylaws of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, except which are the subject of written waivers or consents which have been obtained or effected on or prior to the date hereof or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of clauses (ii) and (iii), for such breaches or defaults as could not reasonably be expected to have a Material Adverse Effect.

(e)                                  Consents.  Except as disclosed in the Disclosure Schedule or in the SEC Documents, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof (other than filings and reports relating to the offer and sale of the Securities required under Regulation D or applicable securities or “Blue Sky” laws), and the Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registrations, applications or filings pursuant to the preceding sentence.

(f)                                    Acknowledgment Regarding the Subscriber’s Purchase of Securities.  The Company acknowledges and agrees that the undersigned is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that, except as set forth in the Disclosure Schedule or in the SEC Documents, the undersigned is not (i) an officer or director of the Company, (ii) an “affiliate” of the Company (as defined in Rule 144) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the Common Stock (as defined for purposes of Rule 13d-3 of the

Securities Exchange Act of 1934, as amended (the “Exchange Act”)).  The Company further acknowledges that the undersigned is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the undersigned or any of its representatives or agents in connection with the Transaction Documents and the Transactions contemplated hereby and thereby is merely incidental to the undersigned’s purchase of the Securities.

(g)                                 No General Solicitation; Placement Agent’s Fees.  Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by the undersigned or its investment advisor) relating to or arising out of the transactions contemplated hereby.

(h)                                 No Integrated Offering.  None of the Company, its Subsidiaries, any of their affiliates, or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

(i)                                     Rights Agreement.  The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(j)                                     SEC Documents.  The Company has filed, or intends to file, all reports, schedules, forms, statements and other documents required to be filed by it with the United States Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof (whether or not required to be filed), the draft of the Company’s Annual Report on Form 10-K attached hereto, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and, to the Company’s knowledge, none of the SEC Documents, at the time they were filed with the SEC or are intended to be filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)                                  Financial Statements.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(l)                                     Conduct of Business.  Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or Bylaws or its organizational charter or bylaws, respectively.  Except as disclosed in the Disclosure Schedule or in the SEC Documents, neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect.

(m)                               Regulatory Permits.  The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(n)                                 Equity Capitalization.  As of the date hereof, the number of shares and type of all authorized, issued, and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Plans (as defined below), is set forth in the Disclosure Schedule.  All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable.  All of such outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable.  No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company.  Except as disclosed in the Disclosure Schedule or in the SEC Documents and other than pursuant to this Agreement and as contemplated by the Company’s employee and director benefit, incentive, or option plans disclosed in the Company’s SEC Documents (the “Plans”), (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, or rights of first refusal, and (ii) there are no agreements, understandings, claims, antidilution protection or other commitments or rights of any character whatsoever that could require the Company to issue additional shares of capital stock of the Company or adjust the purchase or exercise price of any such instrument.  Except as disclosed in the Disclosure Schedule or in the SEC Documents, there are no agreements or arrangements (other than the Registration Rights Agreement, dated as of May 1, 2009, between the Company and the buyers signatory thereto) under which the Company is obligated to register the sale of any of its securities under the Securities Act.

(o)                                 Indebtedness and Other Contracts.  Except as disclosed in the Disclosure Schedule or in the SEC Documents, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness, or (ii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness.  For purposes of this Agreement:  (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations (as defined below) in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(p)                                 Absence of Litigation.  Except as disclosed in the Disclosure Schedule or in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of the Company’s Subsidiaries that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(q)                                 Insurance.  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.  Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(r)                                    Employee Relations.  Except as disclosed in the Disclosure Schedule or in the SEC Documents, neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union.  The Company and its Subsidiaries believe that their relations with their employees are good.  No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company.  No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant.  The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(s)                                  Title.  The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Disclosure Schedule or in the SEC Documents or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries.  Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(t)                                    Intellectual Property Rights.  To the knowledge of the Company and except as set forth in the Disclosure Schedule or in the SEC Documents, the Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted.  The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others.  Except as set forth in the Disclosure Schedule or in the SEC Documents, there is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or its Subsidiaries regarding its Intellectual Property Rights which could have a Material Adverse Effect.

(u)                                 Environmental Laws.  The Company and its Subsidiaries (i) are in material compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all material permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in material compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.  The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(v)                                 Tax Status.  The Company and each of its Subsidiaries (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction in which such filings are required, (ii) has paid all taxes and other governmental assessments and charges that are owed by it, including all taxes shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which adequate reserves have been established on the Company’s books, and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.

(w)                               Warrant.  The Company acknowledges and agrees that on or about the date of this Agreement, Carlyle Liquid Holdings, LLC (the “Grantor”) has granted or will grant a Warrant to Purchase Shares of Common Stock (the “Warrant”) to the undersigned.  The Company hereby confirms that the Grantor is the record owner of 888,743 shares of the Company’s Series A-2 Preferred Stock, which are convertible into 20,198,705 shares of the Company’s common stock.  To the best of the Company’s knowledge, the Grantor has the authority to enter into the Warrant and perform its obligations thereunder and the Warrant will be enforceable against the Grantor in accordance with its terms.  The Company is not aware of any restriction that would prevent the Grantor from transferring shares to the undersigned in accordance with the terms of the Warrant.  The Company acknowledges and agrees that the Grantor will appoint the undersigned as the Grantor’s attorney-in-fact pursuant to paragraph 3.b of the Warrant for purposes of converting shares of Series A-2 Preferred Stock into shares of common stock.  The Company will honor and accept instructions that are given by the undersigned in its capacity as attorney-in-fact for the Grantor in connection with the conversion of Series A-2 Preferred Stock into common stock

(x)                                   Manipulation of Price.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(y)                                 Internal Accounting and Disclosure Controls.  The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.  Except as set forth in the Disclosure Schedule or in the SEC Documents, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.  Except as set forth in the Disclosure Schedule or in the SEC Documents, during the twelve months prior to the date hereof neither the Company nor any of its Subsidiaries have received any notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

(z)                                   Investment Company Status.  The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(aa)                            U.S. Real Property Holding Corporation.  The Company is not, nor has it ever been, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon the request of the undersigned.

(bb)                          Bank Holding Company Act.  Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five (25%) or more of the total equity of a bank or any equity that is subject to the BHCA and to regulation by the Federal Reserve.  Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(cc)                            Shell Company Status.  The Company is not, nor has it at any time previously been, considered a “shell company” within the meaning of Rule 144(i)(1)(i) (or any successor rule) under the Securities Act.

(dd)                          Use of Note Proceeds.  The Company agrees that it will apply the cash proceeds it receives from the Note in accordance with the Disclosure Schedule.  Specifically, but without limitation, the Company agrees that it will not use any portion of the Note proceeds to repay “Senior Indebtedness” (as defined in the Note).

4.                                       Indemnification. The undersigned agrees to indemnify and hold harmless the Company and each officer, director, employee, agent and controlling person of the Company from and against any and all loss, damage or liability due to or arising out of a breach by the undersigned of any of its representations or warranties in this Agreement.  The Company agrees to indemnify and hold harmless the undersigned and each officer, director, employee, agent and controlling person of the undersigned from and against any and all loss, damage or liability due to or arising out of a breach by the Company of any of its representations or warranties in this Agreement.

5.                                       Miscellaneous.

(a)          This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Company, and the permitted successors and assigns of the undersigned.

(b)         This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

(c)          The validity, construction, enforcement, and interpretation of this Agreement are governed by the laws of the State of California and the United States of America, without regard to principles of conflict of laws.

(d)         The undersigned hereby agrees that the venue of any action, proceeding, counterclaim, crossclaim, or other litigation relating to, involving, or resulting from this Agreement shall be the state or federal courts located in Orange County, California.

(e)          This Agreement may not be amended except in a writing specifically intended for the purpose and executed by the party against whom enforcement of the amendment is sought.

(f)            This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(g)         This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which, together, shall constitute the same instrument.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

Principal Amount of Note to be Purchased: $2,000,000

Date of Subscription:

X
(Print Name of Subscriber)	(Signature of Subscriber or Authorized Person on behalf of Subscriber if Subscriber is an Entity)

(Print Name and Title of Authorized Person if Subscriber is an Entity)

X
(Print Name of Joint Subscriber, if any)	(Signature of Joint Subscriber, if any)

Address:	Social Security Number or other Taxpayer Identification Number:

ACCEPTED BY:
Liquidmetal Technologies, Inc.

By:
Name:
Title:

Date:

EXHIBIT A

FORM OF SUBORDINATED PROMISSORY NOTE

DISCLOSURE SCHEDULE